Exhibit 10.14

                       NOTE AND WARRANT PURCHASE AGREEMENT

         This Note and Warrant Purchase Agreement (this "AGREEMENT") is made and entered into as of June 3, 2004 by and among Solution Technology International, Inc., a Delaware corporation (the "COMPANY") and Michael Shor (the "LENDER").

         WHEREAS, the Company is currently in need of funds to help finance its operations; and

         WHEREAS, the Lender is willing to advance funds to the Company in exchange for the issuance to him of (i) promissory notes evidencing the Company's obligation to repay the Lender's loan of the advanced funds, and (ii) warrants to purchase shares of the Company's common stock, all as provided in this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereby agree as follows:

         1. PURCHASE AND SALE OF NOTES AND WARRANTS.

                  1.1 NOTES. The Company agrees to sell to Lender, and Lender agrees to purchase from the Company (i) on the Closing Date, a promissory note in the principal amount of $25,000 and (ii) at such time as the Company executes an agreement with Cornell Capital Partners, LP ("CORNELL CAPITAL") pursuant to which Cornell Capital will grant the Company an equity line of credit, a promissory note in the principal amount of $25,000 (each individually a "NOTE" and collectively the "NOTES"). Each such Note shall (i) be dated the date of issuance, (ii) bear interest from such date at the rate of eight percent (8%) per annum, (iii) mature upon the earlier to occur of (x) one year from the date of issuance or (y) the date the Company receives its first advance under an equity line of credit agreement between the Company and Cornell Capital, with all principal and accrued but unpaid interest due on maturity and (iv) be substantially in the form of Exhibit A hereto.

                  1.2 WARRANTS. The Company agrees to issue and sell to the Lender, warrants to purchase a number of shares of common stock equal to one hundred thousand (100,000) shares of common stock (subject to adjustment as set forth in the Warrant) for each $25,000 Note issued hereunder (each individually a "WARRANT" and collectively, the "WARRANTS"), each Warrant substantially in the form of Exhibit B hereto. The Warrants shall be fully paid and issued immediately upon the issuance of each such Note and the satisfaction with respect to the Lender of the conditions set forth in Section 5.

         2. CLOSING. Subject to the terms and conditions hereof and on the basis of the representations and warranties set forth herein, the purchase and sale of the Notes and Warrants will take place at the offices of Schiff Hardin LLP, 1101 Connecticut Avenue, NW, Suite 600, Washington, DC 20036, at 10:00 a.m. Eastern Standard Time, on June 3, 2004, or at such other time and place as the Company and the Lender mutually agree upon (which time and place are referred to in this Agreement as the "CLOSING"). Delivery of each Note and Warrant will be made against payment of $25,000 by wire transfer of immediately available funds.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Lender that, except as set forth in the Schedule of Exceptions (the "SCHEDULE OF EXCEPTIONS") attached to this Agreement as Exhibit C (which Schedule of Exceptions shall be deemed to be representations


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

and warranties to the Lender by the Company under this Section 3), the statements in the following paragraphs of this Section 3 are all true and complete immediately prior to the Closing:

                  3.1 ORGANIZATION, GOOD STANDING, CORPORATE POWER AND QUALIFICATION. The Company has been duly incorporated and organized, and is validly existing in good standing, under the laws of the State of Delaware. The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Related Agreements, to own and operate its properties and assets and to carry on its business as currently conducted and as presently proposed to be conducted. The Company is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which it is required to be qualified to do intrastate business as the Company's business is currently conducted and as presently proposed to be conducted by the Company, except for jurisdictions in which failure to so qualify could not reasonably be expected to have a material adverse effect on the business and operations of the Company taken as a whole.

                  3.2   CAPITALIZATION.   The   capitalization  of  the  Company
immediately prior to the Closing, consists of the following:

                           (a) Common Stock.  A total of  20,000,000  authorized
shares of Common Stock, $0.001 par value per share (the "COMMON STOCK"), of which 1,952,985 shares will be issued and outstanding.

                           (b) Options,  Warrants,  Reserved Shares.  Except for
(i) the conversion privileges of the Warrants, (ii) the shares of Common Stock reserved for issuance under the Company's 2002 Stock Incentive Plan (the "PLAN") under which options to purchase 1,500,000 shares are outstanding, and (iii) warrants to purchase 1,110,245 shares of Common Stock, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the Company's capital stock. Apart from the exceptions noted herein or in the Schedule of Exceptions, and except for rights of first refusal held by the Company to purchase shares of its stock issued under the Plan, no shares of the Company's outstanding capital stock, or stock issuable upon exercise or exchange of any outstanding options, warrants or rights, or other stock issuable by the Company, are subject to any preemptive rights, rights of first refusal or other rights to purchase such stock (whether in favor of the Company or any other person), pursuant to any agreement or commitment of the Company.

                           (c) The  outstanding  shares of the capital  stock of
the Company (i) are duly authorized and validly issued, fully paid and nonassessable, and have been approved by all requisite stockholder action; (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities; and (iii) issued or issuable upon exercise of an option granted pursuant to the Plan, are subject to a right of first refusal in favor of the Company upon transfer.

                  3.3 SUBSIDIARIES. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, association, or other entity.


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

                  3.4 DUE AUTHORIZATION. All corporate action on the part of the Company's directors and stockholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under, this Agreement, the Notes and the Warrants has been taken or will be taken prior to Closing, and this Agreement constitutes, and the Notes and Warrants when executed and delivered, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

                  3.5 VALID ISSUANCE OF STOCK.

                           (a) The  securities  issuable upon  conversion of the
Warrants, when issued, sold and delivered in accordance with the terms of this Agreement, the Notes and the Warrants for the consideration provided for herein and therein, will be duly and validly issued, fully paid and nonassessable.

                           (b) Based in part on the representations  made by the
Lender in Section 4 hereof, the offer and sale of the Notes and the Warrants solely to the Lender in accordance with this Agreement are exempt from the registration and prospectus delivery requirements of the U.S. Securities Act of 1933, as amended (the "1933 ACT") and the securities registration and qualification requirements of the currently effective provisions of the securities laws of the States in which the Lender is resident based upon his address set forth herein.

                  3.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or foreign governmental authority is required on the part of the Company in order to enable the Company to execute, deliver and perform its obligations under this Agreement, the Notes and the Warrants except for such qualifications or filings under applicable securities laws as may be required in connection with the issuance of the Warrant. All such qualifications and filings will, in the case of filings, be made within the time prescribed by applicable law.

                  3.7 LITIGATION. There is no action, suit, proceeding, claim, arbitration or investigation (the "ACTION") pending (or, to the Company's and subsidiaries' knowledge, currently threatened) against the Company or any of its subsidiaries, its or any of its subsidiaries' activities or its or any of its subsidiaries' properties before any court or governmental agency. The Company and its subsidiaries are not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of its subsidiaries currently pending or which the Company or any of its subsidiaries intends to initiate.

                  3.8 INVENTION ASSIGNMENT AND CONFIDENTIALITY AGREEMENT. Each employee and contractor of the Company who is engaged in product development has entered into and executed a Proprietary Information, Invention and Non-Competition Agreement or an employment or consulting agreement containing substantially similar terms. To the Company's knowledge, none of its employees or contractors is subject to any agreement with a previous employer that would materially and adversely affect the carrying on of the Company's business as now conducted or the Company's full title and ownership of its Proprietary Assets (as defined in Section 3.9 below.


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

                  3.9 STATUS OF PROPRIETARY ASSETS.

                           (a) Status.  The Company  and its  subsidiaries  have
full title and ownership of, or is duly licensed under or otherwise authorized to use, all patents, patent applications, trademarks, service marks, trade secrets, trade names, and copyrights and other proprietary rights and processes (all of the foregoing collectively hereinafter referred to as the "PROPRIETARY ASSETS"), necessary to enable it to carry on its business as now conducted and presently proposed to be conducted, and to the best of our knowledge without any conflict with or infringement upon the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing Proprietary Assets, nor is the Company or any of its subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

                           (b) Licenses;  Other Agreements.  The Company and its
subsidiaries have not granted, any options, licenses or agreements of any kind relating to any Proprietary Asset of the Company or any of its subsidiaries, nor is the Company or its subsidiaries bound by or a party to any option, license or agreement of any kind with respect to any of its Proprietary Assets. The Company and its subsidiaries are not obligated to pay any royalties or other payments to third parties with respect to the marketing, sale, distribution, manufacture, license or use of any Proprietary Asset or any other property or rights.

                           (c) Neither  the Company nor any of its  subsidiaries
have received any communications alleging that the Company or any of its subsidiaries have violated or, by conducting its business as presently proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company or any of its subsidiaries aware of any basis therefor.

                  3.10 COMPLIANCE WITH LAW AND DOCUMENTS. The Company is not in violation or default of any provisions of its Third Amended and Restated Certificate of Incorporation ("RESTATED CERTIFICATE") or Bylaws, both as amended to-date, and to the Company's knowledge, the Company and its subsidiaries are in compliance with all applicable statutes, laws, regulations and executive orders of the United States of America and all states, foreign countries or other governmental bodies and agencies having jurisdiction over the Company's business or properties where such violation would have a material and adverse impact on the Company's and its subsidiaries business taken as a whole. Neither the Company nor any of its subsidiaries have received any notice of any violation of any such statute, law, regulation or order which has not been remedied prior to the date hereof. The execution, delivery and performance of this Agreement, the Notes and the Warrants and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or default, or be in conflict with or result in a violation or breach of, with or without the passage of time or the giving of notice or both, the Company's Restated Certificate or Bylaws, any judgment, order or decree of any court or arbitrator to which the Company is a party or is subject, any agreement or contract of the Company, or, to the Company's knowledge, a violation of any statute, law, regulation or order, or an event which results in the creation of any lien, charge or encumbrance upon any asset of the Company.


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

                  3.11 REGISTRATION RIGHTS. The Company is not under any obligation to register under the 1933 Act any of its currently outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities nor is the Company obligated to register or qualify any such securities under any state securities or blue sky laws.

                  3.12 TITLE TO PROPERTY AND ASSETS. The Company and its subsidiaries each own their properties and assets free and clear of all mortgages, deeds of trust, liens, encumbrances and security interests except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests which arise in the ordinary course of business and which do not affect material properties and assets of the Company or any of its subsidiaries. With respect to the property and assets it or any of its subsidiaries leases, the Company and its subsidiaries are in material compliance with such lease.

                  3.13 FINANCIAL STATEMENTS. Attached to this Agreement as Exhibit E-1 is the Company's consolidated audited balance sheet, and statement of operations and cash flows of the Company and its subsidiaries for the period ended December 31, 2003 and attached to this Agreement as Exhibit E-2 is the Company's consolidated unaudited balance sheet and statement of operations of the Company and its subsidiaries dated March 31, 2004 (the "BALANCE SHEET DATE") (all such financial statements being collectively referred to herein as the "FINANCIAL STATEMENTS"). Such Financial Statements (i) are in accordance with the books and records of the Company, (ii) are true, correct and complete and present fairly the financial condition of the Company at the date or dates therein indicated and the results of operations for the period or periods therein specified, and (iii) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except, as to the unaudited Financial Statements, for the omission of notes thereto and normal year-end audit adjustments.

                  3.14 CERTAIN ACTIONS. Since the Balance Sheet Date, the Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock;
(ii) incurred any indebtedness for money borrowed; (iii) made any loans or advances to any person, other than ordinary advances for travel expenses; (iv) sold, exchanged or otherwise disposed of or encumbered any material asset or rights other than the sale of inventory in the ordinary course of its business; or (v) entered into any material transactions with any of its officers, directors, stockholders or employees or any entity controlled by such individuals.

                  3.15 ACTIVITIES SINCE BALANCE SHEET DATE. Since the Balance Sheet Date, there has not been:

                           (a) any damage,  destruction or loss,  whether or not
covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company (as presently conducted and as presently proposed to be conducted); or

                           (b) any  material  change or  amendment to a material
contract or arrangement by which the Company or any of its assets or properties is bound or subject, except for changes or amendments which are expressly provided for or disclosed in this Agreement.


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

                  3.16 ERISA PLANS. The Company does not have any Employee Pension Benefit Plan as defined in Section 3 of the Employee Retirement Income Security Act of 1974, as amended.

                  3.17 INSURANCE. The Company has in full force and effect fire,
casualty  and  liability  insurance  policies,   in  such  amounts  (subject  to
reasonable deductibles) as are carried by similar companies.

                  3.18 TAX RETURNS AND PAYMENTS. The Company has timely filed all tax returns and reports required by law. All tax returns and reports of the Company are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those, if any, currently being contested by it in good faith which are listed in the Schedule of Exceptions.

         4. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF LENDER. The Lender hereby represents and warrants to, and agrees with, the Company, that:

                  4.1 AUTHORIZATION. This Agreement constitutes Lender's valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. Lender represents that Lender has full power and authority to enter into this Agreement.

                  4.2 PURCHASE FOR OWN ACCOUNT. The Warrants, the securities issuable upon conversion of the Warrants (collectively, the "SECURITIES") will be acquired for investment for such Lender's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and such Lender has no present intention of selling, granting any participation in, or otherwise distributing the same.

                  4.3 DISCLOSURE OF INFORMATION. Such Lender has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Securities. Such Lender further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Lender or to which such Lender had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 5.

                  4.4 INVESTMENT EXPERIENCE. Such Lender understands that the purchase of the Securities involves substantial risk. Such Lender (i) has experience as an investor in securities of companies in the development stage and acknowledges that such Lender is able to fend for himself, can bear the economic risk of such Lender's investment in the Securities and has such knowledge and experience in financial or business matters that such Lender is capable of evaluating the merits and risks of this investment in the Securities and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that


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

enables such Lender to be aware of the character, business acumen and financial circumstances of such persons. The Lender represents that he resides in the state identified herein.

                  4.5 ACCREDITED LENDER STATUS. The Lender is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act.

                  4.6 RESTRICTED SECURITIES. Such Lender understands that the Securities are characterized as "restricted securities" under the 1933 Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, such Lender represents that such Lender is familiar with Rule 144 of the U.S. Securities and Exchange Commission (the "SEC"), as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. Such Lender understands that the Company is under no obligation to register any of the securities sold hereunder. Such Lender understands that no public market now exists for any of the Securities and that it is uncertain whether a public market will ever exist for the Securities.

                  4.7 NO SOLICITATION. At no time was the Lender presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general or advertising or solicitation in connection with the offer, sale and purchase of the Securities.

                  4.8 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, such Lender further agrees not to make any disposition of all or any portion of the Securities unless and until:

                           (a) there is then in effect a registration  statement
under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                           (b) such Lender  shall have  notified  the Company of
the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, at the expense of such Lender or its transferee, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act.

Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required: (i) for any transfer of any Securities in compliance with SEC Rule 144 or Rule 144A, or (ii) for any transfer of any Securities by a Lender that is the estate of any such stockholder, or (iii) for the transfer by gift, will or intestate succession by any Lender to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing; provided that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Section 4 to the same extent as if the transferee were an original Lender hereunder.

                  4.9 LEGENDS.

                           (a) It is understood that the certificates evidencing
the Securities will bear the legends set forth below:


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

                  THE SECURITIES represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), or under the securities laws of any other jurisdictions. These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act and the applicable state securities laws, pursuant to registration or exemption therefrom. Lender should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time. The issuer of these securities may require an opinion of counsel in form and substance satisfactory to the issuer to the effect that any proposed transfer or resale is in compliance with the Act and any applicable state securities laws.

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STAND-OFF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

                           (b) Any legend required by any state securities laws.

         The first legend set forth in (a) above shall be removed by the Company from any certificate evidencing Securities upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Securities.

                  4.10 TAX LIABILITY. Lender has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Lender relies solely on such advisors and not on any statements or representations of the Company, the Company's counsel, or any of the Company's agents. It understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

         5. CONDITIONS TO LENDER'S OBLIGATION AT CLOSING. The obligations of the Lender under Section 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against Lender if Lender does not consent to such waiver, which consent may be given by written, oral or telephone communication to the Company, its counsel or to counsel of Lender:

                  5.1   REPRESENTATIONS   AND  WARRANTIES   TRUE.  Each  of  the
representations and warranties of the Company and its subsidiaries  contained in
Section 3 shall be true and  complete  on and as of the  Closing  with the same


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

effect as though such representations and warranties had been made on and as of the date of the Closing.

                  5.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

                  5.3 SECURITIES EXEMPTIONS. The offer and sale of the Securities to the Lender pursuant to this Agreement and the securities issuable upon exercise of each Warrant shall be exempt from the registration requirements of the 1933 Act, the qualification requirements of applicable state securities laws.

                  5.4 BOARD OF DIRECTORS. The Company shall nominate Lender to serve as a director of the Company.

         6. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to Lender under this Agreement are subject to the fulfillment or waiver on or before the Closing of each of the following conditions by Lender:

                  6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Lender contained in Section 4 shall be true and complete on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

                  6.2 PAYMENT OF PURCHASE PRICE. Lender shall have delivered to the Company the purchase price specified in Section 2 for such Lender in accordance with the provisions of Section 2.

                  6.3 SECURITIES EXEMPTIONS. The offer and sale of the Securities to the Lender pursuant to this Agreement and the securities issuable upon exercise of each Warrant shall be exempt from the registration requirements of the 1933 Act and the registration and/or qualification requirements of all applicable state securities laws.

         7. GENERAL PROVISIONS.

                  7.1 SURVIVAL OF WARRANTIES. The representations, warranties and covenants of the Company and the Lender contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any of the Lender, their counsel or the Company, as the case may be.

                  7.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

                  7.3 GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to that body of laws pertaining to conflict of laws.


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

                  7.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

                  7.5 TITLES AND HEADINGS. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Agreement.

                  7.6 NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iv) five (5) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries.

                  All notices for delivery outside the United States will be sent by facsimile or by express courier. Notices by facsimile shall be machine verified as received. All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address or facsimile number as follows, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto as follows:

                           (a)  if to Lender, at:

                           (b) if to the Company, marked "Attention: President",
at 5210 Chairmans Court, Suite 3, Frederick, MD 21703.

                  7.7 NO FINDER'S FEES. Each party represents that it neither is nor will be obligated for any finder's or broker's fee or commission in connection with this transaction. Lender agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' or broker's fee (and any asserted liability) for which the Lender or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless Lender from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                  7.8 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Lender. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Securities at the time outstanding, each future holder of such securities, and the Company; provided, however, that no condition set forth in Section 5 may be waived with respect to any Lender who does not consent thereto. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

                  7.9 SEVERABILITY. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

                  7.10 ENTIRE AGREEMENT. This Agreement, together with all exhibits and schedules hereto, the Notes and the Warrants entered into pursuant hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

                  7.11 FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

                  7.12 FACSIMILE SIGNATURES. This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

                  7.13 COSTS AND ATTORNEYS' FEES. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Note and Warrant Purchase Agreement as of the date first written above.

THE COMPANY:

SOLUTION TECHNOLOGY INTERNATIONAL, INC.

By:
    ----------------------------
    Dan Jonson
Its:  President

LENDER:



By:
    ----------------------------
    Michael Shor


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